Supplement dated April 28, 2014
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014 and March 14, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

GLOBAL DIVERSIFIED INCOME FUND

Delete the Objective and substitute:
The Fund seeks income.

SMALLCAP GROWTH FUND I

Under the Management and Sub-Advisors headings, add the following:

Emerald Advisers, Inc.

SMALLCAP GROWTH FUND II

As of April 25, 2014, delete references to the SmallCap Growth Fund II from the Prospectus.

MANAGEMENT OF THE FUNDS

The Sub-Advisors
In the section for Emerald Advisers, Inc. (“Emerald”), delete the information and substitute:
Sub-Advisor:    Emerald Advisers, Inc. (“Emerald”), 3175 Oregon Pike, Leola, PA 17540, is a wholly             owned subsidiary of Emerald Asset Management incorporated in 1991.

Emerald is the sub-advisor for a portion of the assets of the SmallCap Growth Fund I.